                                                                    EXHIBIT 10.1



                           THE 1999 STOCK OPTION PLAN
                                       OF
                          SIGHTSOUND.COM INCORPORATED

                          THE 1999 STOCK OPTION PLAN
                         OF SIGHTSOUND.COM INCORPORATED



          SightSound.com Incorporated, a Pennsylvania corporation (the "Company"), has adopted The 1999 Stock Option Plan of SightSound.com Incorporated (the "Plan"), effective December 21, 1999, for the benefit of its eligible employees and directors.

          The purpose of this Plan is to enable the Company to obtain and retain the services of selected executives and other key employees ("Employees") and directors considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I

                                  DEFINITIONS


          Whenever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

          1.01  Board.  "Board" shall mean the Board of Directors of the
                -----
Company.

          1.02  Change of Control.  "Change of Control" shall mean any of the
                -----------------
following:

                (a) the acquisition, after the date of the adoption of the Plan by the Board, directly or indirectly, by any person, entity or "group" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (other than by the Company or any of its Subsidiaries or any employee benefit plan of the Company or any of its Subsidiaries) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then-outstanding shares of Common Stock or the combined voting power of the Company's then-outstanding voting securities entitled to vote generally in the election of directors ("Voting Power"); except that, for purposes hereof, no such person, entity or group shall be deemed to have acquired:

                    (i) any securities acquired by the Company or a Subsidiary or any employee benefit plan (or any related trust) of the Company or any Subsidiary,

                    (ii) any securities acquired pursuant to a benefit plan of the Company or a Subsidiary,

                    (iii) any securities issuable pursuant to an option, warrant or right owned by such person, entity or group as of the close of business on the business day immediately preceding the date of the adoption of the Plan by the Board,

                    (iv) any securities that were otherwise beneficially owned by such person, entity or group as of the close of business on the business day immediately preceding the date of the adoption of the Plan by the Board, and

                    (v)  any securities issued in connection with either:

                         (A) a stock split, stock dividend or similar
              recapitalization or reorganization with respect to shares owned immediately prior to the date of the adoption of the Plan by the Board, and

                         (B)  any shares covered by the foregoing exceptions;

               provided, however, that no Change of Control shall be deemed to have occurred solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 50% of both the then-outstanding common shares of such corporation and the Voting Power of such corporation are then- beneficially owned, directly or indirectly, by the persons who were the beneficial owners of the Stock and voting securities of the Company immediately before such acquisition in substantially the same proportions as their respective ownership, immediately before such acquisition, of the then-outstanding shares of Stock or the Voting Power of the Company, as the case may be; or

              (b)  The approval by the stockholders of the Company of:

                (i) a merger, reorganization or consolidation with respect to which persons who were the respective beneficial owners of the Stock and Voting Power of the Company immediately before such merger, reorganization or consolidation do not, immediately thereafter, beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding common shares and the Voting Power of the corporation resulting from such merger, reorganization or consolidation,

                (ii) a liquidation or dissolution of the Company or,

                (iii) the sale or other disposition of all or substantially all of the assets of the Company; provided, however, that for the purposes of this subsection (b) the votes of all Section 16 Persons shall be disregarded in determining whether stockholder approval has been obtained.

              Notwithstanding the foregoing, (1) Change of Control shall be deemed not to have occurred with respect to any Section 16 Person if such
Section 16 Person is, by agreement (written or otherwise), a participant on such
Section 16 Person's own behalf in a transaction which causes the Change of Control to occur and (2) an IPO shall not be deemed to be a Change of Control.

          1.03  Code.  "Code" shall mean the Internal Revenue Code of 1986, as
                ----
amended from time to time.

          1.04  Committee.  "Committee" shall mean the Compensation Committee of
                ---------
the Board, or another committee of the Board, appointed as provided in Section
7.01. In the absence of any Compensation Committee or other committee appointed by the Board, "Committee" shall mean the members of the Board.

          The Chairman of the Board is authorized to implement decisions under this Plan in behalf of the Board; provided, however, that the Chief Executive Officer of the Company shall act in behalf of the Board in matters affecting the Chairman as an Optionee under the Plan.

          1.05  Common Stock.  "Common Stock" shall mean the common stock of the
                ------------
Company, nominal par value per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

          1.06  Company.  "Company" shall mean SightSound.com Incorporated, a
                -------
Pennsylvania corporation.

          1.07  Director.  "Director" shall mean a member of the Board.
                --------

          1.08  Disability.  "Disability" shall mean, for purposes of the
                ----------
exercise of an Incentive Stock Option after Termination of Employment, a permanent and total disability within the meaning of Section 422(e)(3) of the Code, and for all other purposes, a mental or physical condition which, in the opinion of the Committee, renders an Optionee unable or incompetent to carry out the job responsibilities which such Optionee held or the tasks to which such Optionee was assigned at the time that the disability was incurred, which condition is expected to be permanent or continues for a period of time of at least one (1) year.

          1.09  Independent Director.  "Independent Director" shall mean a
                --------------------
member of the Board who is not an Employee of the Company.

          1.10  Employee.  "Employee" shall mean any officer or other employee
                --------
(as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

          1.11  Exchange Act.  "Exchange Act" shall mean the Securities Exchange
                ------------
Act of 1934, as amended.

          1.12 Fair Market Value. "Fair Market Value" of a share of Common Stock
               -----------------
as of a given date shall be:

               (a) as of any applicable date (other than on the IPO Date):

                (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred; or

                (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and the asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or

                (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock shall be established by the Committee acting in good faith.

              (b) as of the IPO Date, the price to the public pursuant to the form of final prospectus used in connection with the IPO, as indicated on the cover page of such prospectus or otherwise.

          1.13  Incentive Stock Option.  "Incentive Stock Option" shall mean an
                ----------------------
option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

          1.14  Involuntary Termination.  "Involuntary Termination" shall mean
                -----------------------
when either the employee-employer relationship or the Director-employer relationship between an Optionee and the Company or any Subsidiary is terminated by choice of the Company (and not the Optionee) and is not a Termination for Cause.

          1.15  IPO.  "IPO" shall mean an initial public offering of Common
                ---
Stock.

          1.16  IPO Date.  "IPO Date" shall mean the effective date of the
                --------
underwriting agreement between the Company and the underwriters of the IPO.

          1.17  Non-Qualified Stock Option.  "Non-Qualified Stock Option" shall
                --------------------------
mean an Option which is not designated as an Incentive Stock Option by the Committee.

          1.18  Option.  "Option" shall mean a stock option granted under
                ------
Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option, provided, however, that Options granted to Independent Directors shall be Non-Qualified Stock Options.

          1.19  Option Shares.  "Option Shares" shall mean shares of Common
                -------------
Stock acquired by Optionees through the exercise of Options under this Plan.

          1.20  Optionee.  "Optionee" shall mean an Employee or Independent
                --------
Director who is granted an Option under this Plan.

          1.21  Person.  "Person" shall mean a corporation, an association, a
                ------
partnership, a trust, a limited liability company, an organization, a business or an individual.

          1.22  Plan.  "Plan" shall mean The 1999 Stock Option Plan of
                ----
SightSound.com Incorporated.

          1.23  Public Offering.  "Public Offering" shall mean the registration
                ---------------
of an offering of shares of at least ten million dollars ($10,000,000) of Common Stock under the Securities Act which becomes effective (other than by a registration on Form S-8 or any successor or similar forms).

          1.24  Related Person.  "Related Person" shall mean, in the event of a
                --------------
Person's death, such Person's executors, administrators, testamentary trustees, legatees or beneficiaries or the executors, administrators, testamentary trustees, legatees or beneficiaries of a Person who has become a holder of Options or Option Shares in accordance with the terms of this Plan.;

          1.25  Rule 16b-3.  "Rule 16b-3" shall mean that certain Rule 16b-3
                ----------
under the Exchange Act, as such rule may be amended from time to time.

          1.26  Section 16 Person.  "Section 16 Person" means a person, whether
                -----------------
or not a Grantee, who is potentially subject to liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company, irrespective of whether such person was subject to such liability at the time of the grant of any particular award.

          1.27  Securities Act.  "Securities Act" shall mean the Securities Act
                --------------
of 1933, as amended.

          1.28  Subsidiary.  "Subsidiary" shall mean any corporation in an
                ----------
unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

          1.29  Termination of Directorship.  "Termination of Directorship"
                ---------------------------
shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death, Disability or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

          1.30  Termination of Employment.  "Termination of Employment" shall
                -------------------------
mean the time when the employee-employer relationship between an Optionee and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement; but excluding

                (a) terminations where there is a simultaneous reemployment or continuing employment of an Optionee by the Company or any Subsidiary in a similarly responsible position,

                (b) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and

                (c) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee which is satisfactory to the Employee.

          The Committee, in its absolute discretion, shall determine the effect of all matters and the questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment is a Termination for Cause, or an Involuntary Termination and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

          Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

          1.31  Termination for Cause.  "Termination for Cause" shall mean the
                ---------------------
time when either the employee-employer relationship or the Director-employer relationship between an Optionee and the Company or any Subsidiary is terminated on account of:

               (a)  conviction of the Optionee of a felony;

               (b) the violations by the Optionee of policies of the Company or a Subsidiary;

               (c) the gross negligence by the Optionee in the performance of the Optionee's duties to the Company or a Subsidiary;

               (d) engaging in any activity in competition with the Company; or

               (e) the willful and intentional action or omission to act in connection with the Optionee's duties to the Company or a Subsidiary resulting, in the opinion of the Committee, in injury to the Company or a Subsidiary.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN


          2.01 Shares Subject to Plan.  The shares of stock subject to Options
               ----------------------
shall be Common Stock. The aggregate number of such shares for which Options may be granted under the Plan shall not exceed:

          .     3,000,000 for the 1999 calendar year, and
          .     500,000 per calendar year for calendar years 2000 through 2009.

          To the extent that the above limit is not used entirely for a particular calendar year, the unused portion of the limit may be carried over and added to the 500,000 share limit that would otherwise apply to any one of the succeeding calendar years 2000 through 2009.

          Furthermore, if and to the extent that an Option shall expire or terminate for any reason without having been exercised in full, or shall be forfeited, without, in either case, the Optionee having enjoyed any of the benefits of stock ownership (other than dividends that are likewise forfeited or voting rights), the number of shares of Common Stock associated with such Option shall be added to the 500,000 share limit otherwise applicable for any future calendar year 2000 through 2009.

          The shares of Common Stock of the Company issuable upon exercise of such options may be either previously authorized but unissued shares or treasury shares. The limits under this section shall be adjusted pursuant to Section 8.03.

          No Options may be granted after the date of the tenth (10th) anniversary of the adoption of this Plan by the Board (or by the Company shareholders, if earlier).

                                  ARTICLE III

                              GRANTING OF OPTIONS


          3.01 Eligibility.  Any Employee or Independent Director selected by
               -----------
the Committee (or the Board in the case of Options granted to Independent Directors) pursuant to Section 3.04(a)(i) shall be eligible to be granted an Option.

          3.02 Disqualification for Stock Ownership.  No person may be granted
               ------------------------------------
an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of issued and outstanding stock of the Company or any then existing Subsidiary (in accordance with the principles of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

          3.03 Qualification of Incentive Stock Options.  No Incentive Stock
               ----------------------------------------
Options shall be granted to any person who is not an Employee.

          3.04  Granting of Options.
                -------------------

          (a) Subject to Sections 3.02 and 3.03, the Committee (or the Board in the case of Options granted to Independent Directors) shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

              (i) Determine which Employees and Independent Directors should be granted Options;

              (ii) Determine the number of shares to be subject to such Options granted to the selected Employees and Independent Directors;

              (iii) Subject to Section 3.02, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

              (iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

          (b) The Committee (or the Board in the case of Options granted to Independent Directors) may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or Independent Director that such Employee or Independent Director surrender for cancellation some or all of the unexercised

Options or other rights which have been previously granted to such Employee or Independent Director under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee (or the Board in the case of Options granted to Independent Directors) deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

          (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee with the consent of the Employee to disqualify such option for treatment as an "Incentive Stock Option" under Section 422 of the Code.

                                   ARTICLE IV

                                TERMS OF OPTIONS


          4.01 Option Agreement.  Each Option shall be evidenced by a written
               ----------------
Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

          4.02 Option Price.  The price per share of the shares subject to each
               ------------
Option shall be set by the Committee (or the Board in the case of Options granted to Independent Directors); provided, however, that:

          (a) In the case of Incentive Stock Options and Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Option is granted; and

          (b) In the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of issued and outstanding stock of the Company or any Subsidiary such price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of a share of Common Stock on the date that the Option is granted.

          4.03 Option Term.  The term of the Option shall be set by the
               -----------
Committee (or the Board in the case of Options granted to Independent Directors) in its discretion; provided, however, that:

          (a) No Option may have a term that extends beyond the expiration of ten (10) years from the date the Option was granted;

          (b) In the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five
(5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of issued and outstanding stock of the Company or any Subsidiary;

          (c) Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee (or the Board in the case of Options granted to Independent Directors) may extend the term of any outstanding Option in connection with any Termination of Directorship or Termination of Employment of the Optionee, or amend any other term of condition of such Option relating to such termination; and

          (d) In the event of an Optionee's Termination of Directorship or Termination of Employment for any reason except Disability (as defined by Section 22(e)(3) of the Code) or Termination for Cause, the Optionee shall have up to three (3) months from the date of such Termination of Directorship or Termination of Employment to exercise the Option, and in the event of an Optionee's Termination of Directorship or Termination of Employment due to the Optionee's Disability (as defined by Section 22(e)(3) of the Code), the Optionee shall have up to one (1) year from the date of such Termination of Directorship or Termination of Employment to exercise the Option. Notwithstanding the foregoing, if an Optionee's Termination of Directorship or Termination of Employment also qualifies as a Termination for Cause, the Company, in its discretion, may terminate the Optionee's right to exercise his or her Options on the date of such termination or such other time as the Committee (or the Board in the case of Options granted to Independent Directors), in its discretion, shall deem appropriate. Notwithstanding the foregoing, an Optionee's right to exercise an Option shall cease if he engages in any activity in competition with the Company.

          4.04  Option Vesting.
                --------------

          (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee (or the Board in the case of Options granted to Independent Directors) and the Committee (or the Board in the case of Options granted to Independent Directors) may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, subject to Section 4.04(b):

              (i) each Option shall become exercisable no later than five (5) years after such Option is granted and such Option shall become exercisable with respect to at least twenty percent (20%) of the shares of Common Stock subject to such Option, as determined by the Committee (or the Board in the case of Options granted to Independent Directors) in its sole discretion, on each anniversary of the date of the grant of such option;

              (ii) unless the Committee (or the Board in the case of Options granted to Independent Directors) otherwise provides in the terms of the Stock Option Agreement or this Plan otherwise so dictates, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted;

              (iii) upon the occurrence of a Change of Control, each outstanding Option of a current Employee or Independent Director shall automatically become fully exercisable for all of the shares of Common Stock subject to such Option; and

              (iv) if an Employee or Independent Director has an Involuntary Termination or dies or has a Disability while employed by the Company or a Subsidiary, each outstanding Option of such Employee or Independent Director shall automatically become full exercisable for all of the shares of Common Stock subject to Such option.

          (b) No portion of an Option which is unexercisable at Termination of Directorship or Termination of Employment shall thereafter become exercisable, except as may be otherwise provided by the Committee (or the Board in the case of Options granted to Independent Directors) either in the Stock Option Agreement or by action of the Committee (or the Board in the case of Options granted to Independent Directors) following the grant of the Option.

          (c) To the extent that the aggregate Fair Market Value of Common Stock with respect to which "Incentive Stock Options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other Incentive Stock Option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.04(c), the Fair Market Value of Common Stock shall be determined as of the time the Option with respect to such Common Stock is granted.

                                   ARTICLE V

                              EXERCISE OF OPTIONS


          5.01 Partial Exercise.  An exercisable Option may be exercised in
               ----------------
whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

          5.02 Manner of Exercise.  All or a portion of an exercisable Option
               ------------------
shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or such Secretary's office.

          (a) A written notice complying with the applicable rules established by the Committee (or the Board in the case of Options granted to Independent Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

          (b) Such representations and documents as the Committee (or the Board in the case of Options granted to Independent Directors), in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee (or the Board in the case of Options granted to Independent Directors) may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

          (c) In the event that the Option shall be exercised pursuant to
Section 8.01 by any person or person other than the Optionee, appropriate proof of right of such person or persons to exercise the Option; and

          (d) Full cash payment to the Secretary of the Company for the shares and for payment of any applicable withholding or other applicable employment taxes with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board in the case of Options granted to Independent Directors), may in its discretion:

              (i) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof;

              (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof;

              (iii) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price and any applicable withholding or other employment taxes; or

              (iv) allow payment through any combination of the consideration provided in the foregoing paragraphs (i), (ii), or (iii).


          5.03 Conditions to Issuance of Stock Certificates.  The Company shall
               --------------------------------------------
not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) the admission of such shares to listing on all stock exchanges, if any, on which such class of stock is then listed;

          (b) the completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or the Board shall, in its absolute discretion, deem necessary or advisable;

          (c) the obtaining of any approval or other clearance from any state or federal government agency which the Committee or the Board shall, in its absolute discretion, determine to be necessary or advisable;

          (d) the lapse of such reasonable period of time following the exercise of the Option as the Committee or the Board may establish from time to time for reasons of administrative convenience; and

          (e) the receipt by the company of full payment for such shares, including payment of any applicable withholding tax.

          5.04 Rights as Shareholders.  The holders of Options shall not be, nor
               ----------------------
have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

                                   ARTICLE VI

             RIGHTS AND RESTRICTIONS WITH RESPECT TO OPTION SHARES


          6.01 Transfer Restrictions.  No Optionee may transfer, assign, pledge
               ---------------------
or otherwise encumber any Option Shares except as expressly provided otherwise in this Article VI and the corporate by-laws of the Company; provided, however, that Option Shares may be transferred at any time to a Related Person, provided that the Related Person agrees in writing to be bound by the terms of this Plan. Also, the Optionee may transfer Option Shares as part of his or her estate planning if and only if the Committee provides written approval of such transfer.

          6.02 Lapse of Stock Restrictions and Rights.  The transfer
               --------------------------------------
restrictions set forth in Section 6.01 shall terminate and cease to be of any further force or effect upon the completion of a Public Offering, or a series of Public Offerings, which result in public ownership of Common Stock of the Company possessing at least ten percent (10%) of the total combined voting power of such Common Stock (or such lesser percentage as dictated by applicable securities laws).

          6.03 Ownership and Transfer Restrictions.  The Committee (or the Board
               -----------------------------------
in the case of Options granted to Independent Directors), in its absolute discretion, may impose additional restrictions on the ownership and transferability of the Option Shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares.

          6.04 Legend.  Each certificate representing Option Shares shall be
               ------
endorsed with the following legend, which legend shall be removed upon termination of the stock restrictions set forth in this Article 6. Also see the last sentence of Section 6.05.

               THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF THE CORPORATE BY-LAWS AND A CERTAIN 1999 STOCK OPTION PLAN OF SIGHTSOUND.COM. INCORPORATED. COPIES OF THE CORPORATE BY-LAWS AND SUCH STOCK OPTION PLAN MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

          6.05  Disposition of Shares.  Notwithstanding and in addition to the
                ---------------------
foregoing, each Optionee shall be required to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option either:

                (i) within two (2) years from date of granting such Option to such Optionee or

                (ii) within one (1) year after the transfer of such Option Shares to such Optionee.

          Certificates evidencing shares acquired by exercise of an Incentive Stock Option shall refer to such requirement to give prompt notice of disposition.

                                  ARTICLE VII

                                 ADMINISTRATION

          7.01 Committee.  Prior to the Company's initial registration of Common
               ---------
Stock under Section 12 of the Exchange Act, the Committee shall consist of the entire Board, provided, however, that the Board does hereby appoint the Compensation Committee (per Section 1.04) to administer this Plan as soon as such committee has been created. Following such registration, the Committee may (if so decided by the Board) consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16(b)-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

          7.02 Duties and Powers of Committee.  It shall be the duty of the
               ------------------------------
Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

          7.03 Majority Rule; Unanimous Written Consent.  The Committee shall
               ----------------------------------------
act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

          7.04 Compensation; Professional Assistance; Good Faith Actions.
               ---------------------------------------------------------
Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any actions, determinations or interpretation made in good faith with respect to this Plan or Options, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

          8.01 Not Transferable.  Options under this Plan shall be subject to
               ----------------
the corporate by-laws and may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution unless and until such options have been exercised, or the shares underlying such Options have been issued, and all restrictions applicable to such shares have lapsed.
No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or the Optionee's successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

          During the lifetime of the Optionee, only such Optionee may exercise an Option (or any portion thereof) granted to such Optionee under the Plan. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by the Optionee's personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

          8.02 Amendment, Suspension or Termination of this Plan.  Except as
               -------------------------------------------------
otherwise provided in this Section 8.02, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee; provided, however, that without approval of the Company's shareholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 8.03, increase the limits imposed in Section
2.01 on the maximum number of shares which may be issued under this Plan, and no action of the Board or the Committee may be taken that would otherwise require shareholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, alter or impair any rights or obligations under any Options theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

          (a) The expiration of ten (10) years from the date the Plan is adopted by the Board; or

          (b) The expiration of ten (10) years from the date the Plan is approved by the Company's shareholders under Section 8.04.

          8.03 Changes in Common Stock or Assets of the Company, Acquisition or
               ----------------------------------------------------------------
Liquidation of the Company and Other Corporate Events.
------------------------------------------------------

               (a)  Subject to Section 8.03(c)

                   (i) in the event that the Committee (or the Board in the case of Options granted to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sole, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or the Board in the case of Options granted to Independent Directors), affects the Common Stock such that an adjustment is determined by the Committee (or the Board in the case of Options granted to Independent Directors) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, or

                   (ii) in the event of any stock split or reverse stock split, the Committee (or the Board in the case of Options granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of:

                        (A) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted under the Plan, (including, but not limited to, adjustments of the limitations in Section 2.01 on the maximum number and kind of shares which may be issued),

                        (B) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, and

                        (C) the grant or exercise price with respect to any Option.

          (b) Subject to Section 8.03(c) and 8.08, the Committee (or the Board in the case of Options granted to Independent Directors) may, in its discretion, include further provisions and limitations in any Option as it may deem equitable and in the best interest of the Company.

          (c) With respect to Incentive Stock Options and Options intended to qualify as performance-based compensation under Section 162(m), no adjustment or action described in this Section 8.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such option to fail to so qualify under Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board in the case of Options granted to Independent Directors) determines that the Option is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Option shall always be rounded to the next whole number.

          8.04 Approval of Plan by Shareholders.  This Plan will be submitted
               --------------------------------
for the approval of the Company's shareholders within twelve months after the date of the Board's initial adoption of this Plan. Options may be granted prior to such shareholder approval, provided that such Options shall not be exercisable prior to the time when this Plan is approved by the shareholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted under this Plan shall thereupon be canceled and become null and void.

          8.05 Tax Withholding.  The Company shall be entitled to require
               ---------------
payment in cash or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option. The Committee (or the Board in the case of Options granted to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

          8.06 Loans. The committee may, in its discretion, extend one (1) or
               -----
more loans to key Employees in connection with the exercise or receipt of an Option granted under this Plan. The terms and conditions of any such loan shall be set by the Committee (or the Board in the case of Options granted to Independent Directors) who shall prescribe the form of any promissory note used for this purpose and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.


          8.07  Forfeiture Provisions.  Pursuant to its general authority to
                ---------------------
determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board in the case of Options granted to Independent Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3 and to the extent permitted under applicable state law) to provide, in the terms of Options made under the Plan, or to require the recipient to agree by separate written instrument, that

                (a) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of an Option, or upon the receipt or resale of any Common Stock underlying such Option must be paid to the Company, and

                (b) the Option shall terminate and any unexercised portion of such Option (whether or not vested) shall be forfeited, if

                    (i) a Termination of Directorship or Termination of Employment occurs prior to a specified date, or within a specified time period following receipt or exercise of the Option,

                    (ii) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is adverse, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board in the case of Options granted to Independent Directors), or

                    (iii) the Optionee has a Termination for Cause at any time, or during a specified time period.

          8.08 Limitation Applicable to Section 16 Persons and Performance-Based
               -----------------------------------------------------------------
Compensation.  Notwithstanding any other provision of this Plan, this Plan, and
------------
any Option granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Ace (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulation or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

          8.09 Effect of Plan Upon Options and Compensation Plans. The adoption
               --------------------------------------------------
of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this plan shall be construed to limit the right of the Company

               (a) to establish any other forms of incentives or compensation for Employees or Directors of the Company or any Subsidiary or

               (b) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition of purchase, lease, merger, consolidation or otherwise of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

          8.10.  Compliance with Laws.  This Plan, the granting and vesting of
                 --------------------
Options under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

          8.11 Titles.  Titles are provided herein for convenience only and are
               ------
not to service as a basis for interpretation or construction of this Plan.

          8.12 Governing Law.  This Plan and any agreements hereunder shall be
               -------------
administered, interpreted and enforced under the internal laws of the Commonwealth of Pennsylvania(or the laws of the state in which Company is incorporated) without regard to conflicts of law thereof.

          I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of SightSound.com Inc. on December ____________, 1999.

          Executed on this ______________ day of ________________, _____.


                                    ----------------------------------------

                                    Secretary


plans\sightsound\stock option plan